UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2014

ARNO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer Identification No.)

200 Route 31 North, Suite 104
Flemington, NJ 08822

(Address of principal executive offices and Zip Code)

(862) 703-7170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2014, the Board of Directors of Arno Therapeutics, Inc. (the “Company” or “Arno”) appointed Alexander Zukiwski, M.D., as interim Chief Executive Officer, in addition to his current position as Chief Medical Officer. On the same date, the Board also appointed Lawrence Kenyon as Chief Operating Officer, in addition to his current position as Chief Financial Officer. Dr. Zukiwski replaces Glenn R. Mattes, whose employment with Arno terminated on July 18, 2014.

A copy of the Company’s press release issued July 18, 2014, announcing such changes in Arno’s management is attached hereto and incorporated by reference herein as Exhibit 99.1. Biographical, compensation and other information pertaining to Dr. Zukiwski and Mr. Kenyon contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 under “Item 10. Directors and Executive Officers” is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Arno Therapeutics, Inc. on July 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2014

Arno Therapeutics, Inc.

By:	/s/ Lawrence Kenyon
Lawrence Kenyon
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Arno Therapeutics, Inc. on July 18, 2014